                                                                  Exhibit 99.1

                                [AMG LETTERHEAD]

                                                     Contact: Darrell W. Crate
                                               Affiliated Managers Group, Inc.
                                                                (617) 747-3300


                   AMG REPORTS FINANCIAL AND OPERATING RESULTS
                      FOR FOURTH QUARTER AND FULL YEAR 2001

 COMPANY REPORTS CASH EPS FOR FOURTH QUARTER OF $0.95, FULL YEAR 2001 OF $3.70;
        FULL YEAR 2001 NET CLIENT CASH FLOWS FROM DIRECTLY MANAGED ASSETS
            OF $2.8 BILLION, WITH POSITIVE NET FLOWS IN EACH QUARTER

BOSTON, MA, JANUARY 23, 2002 - Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the fourth quarter and full year 2001.

Cash earnings per share ("Cash EPS") for the fourth quarter and full year 2001 were $0.95 and $3.70, respectively, compared to Cash EPS of $1.01 and $3.85 for the same periods of 2000. (Cash EPS is the Company's reported EPS figure plus the non-cash charges on a per share basis for depreciation and amortization of intangible assets which arise from the use of the purchase method of accounting. The Company considers Cash EPS to be the most meaningful measure of its financial performance.) Diluted earnings per share for the fourth quarter and full year 2001 were $0.55 and $2.20, respectively, compared to $0.65 and $2.49 for the same periods of 2000. For the fourth quarter of 2001, Cash Net Income (net income plus the non-cash charges for depreciation and amortization of intangible assets) was $21.7 million, while EBITDA was $35.3 million, compared to $22.8 million and $36.4 million for the same period of 2000. Revenues for the fourth quarter of 2001 were $110.5 million, compared to $114.8 million for the fourth quarter of 2000. Net income for the fourth quarter of 2001 was $12.6 million, compared to $14.8 million for the same period of 2000.

For the year ended December 31, 2001, Cash Net Income was $84.1 million, while EBITDA was $132.1 million. These results compare to $87.7 million and $142.4 million for the same period of 2000.

Aggregate net client cash flows for the fourth quarter were $231 million, including $133 million in directly managed assets. These aggregate net client cash flows for the quarter resulted in a net increase of approximately $1.6 million to AMG's annualized EBITDA. Aggregate net client cash flows from directly managed assets for the year were $2.8 billion, resulting in a net increase of $10.7 million in annualized EBITDA for 2001. The aggregate assets under management of AMG's affiliated investment management firms at December 31, 2001 were $81.0 billion.


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

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Fourth Quarter and Full Year 2001
January 23, 2002
Page 2 of 8

"While there was a difficult equity market environment in 2001, the breadth and diversity among our Affiliates continued to provide stability to AMG's earnings," stated William J. Nutt, Chairman and Chief Executive Officer. "With value and growth managers each providing approximately 50% of our total EBITDA Contribution, we are well positioned for consistent results in changing market conditions. In addition, with approximately 30% of our EBITDA Contribution generated by Affiliates in each of the high net worth and mutual fund channels, and the remaining 40% produced by Affiliates in the institutional channel, AMG is able to achieve a balanced exposure across distribution channels, while participating in some of the fastest growing segments of the industry."

Mr. Nutt continued, "We were pleased with our Affiliates' operating results for the quarter and the year. Our Affiliates in aggregate continued to achieve consistent positive net client cash flows, helping to counter the effect of market-related declines in assets under management. Indeed, the fourth quarter marked the seventh consecutive quarter of positive net client cash flows from directly managed assets by our Affiliates, for a net increase for the year of $10.7 million to AMG's annualized EBITDA. In addition, we were pleased with the relative investment performance of our Affiliates for the quarter and the year, particularly those with a value-oriented equity style."

"In addition to our Affiliates' solid performance, AMG executed a number of successful growth initiatives on behalf of our Affiliates this year," stated Sean M. Healey, President and Chief Operating Officer. "A highlight of our Affiliate Development effort was the recent launch of our first multi-Affiliate product, a series of diversified portfolios, with each portfolio being managed by several AMG Affiliates. Unique in the industry, these portfolios allow separate account investors to access multiple independent specialty managers with distinct investment styles in a single portfolio. In addition, we identified other opportunities for our Affiliates to broaden their distribution in expanding markets, including through our acquisition of an interest in Dublin Fund Distributors, a marketer of alternative investment products in the European institutional and high net worth markets."

Mr. Healey added, "We were also pleased that, despite the volatile market conditions of 2001, we were able to continue AMG's growth through new investments in additional high quality, mid-sized asset management firms. In the fourth quarter, we completed our investments in two new Affiliates, Welch & Forbes, a leading Boston-based high net worth manager, and Friess Associates, the highly regarded advisor to the Brandywine family of funds. Finally, with the successful sale of approximately $230 million of mandatory convertible security units in December, we have ample financial capacity to continue to pursue additional investments in growing, high quality mid-sized asset management firms."

AMG is an asset management company which acquires and holds majority interests in a diverse group of mid-sized investment management firms. AMG's strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates. AMG's innovative transaction structure allows individual members of each Affiliate's management team to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.


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

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Fourth Quarter and Full Year 2001
January 23, 2002
Page 3 of 8

-------------------------------------------------------------------------------
THE INVESTMENT MANAGEMENT SERVICES ACCESSED THROUGH THE MULTI-AFFILIATE PORTFOLIOS DISCUSSED IN THIS PRESS RELEASE ARE PROVIDED BY THE REGISTERED INVESTMENT ADVISORY AFFILIATES OF AMG, AND NOT BY AMG ITSELF. CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS DUE TO A NUMBER OF FACTORS, INCLUDING CHANGES IN THE SECURITIES OR FINANCIAL MARKETS OR IN GENERAL ECONOMIC CONDITIONS, THE AVAILABILITY OF EQUITY AND DEBT FINANCING, COMPETITION FOR ACQUISITIONS OF INTERESTS IN INVESTMENT MANAGEMENT FIRMS, THE INVESTMENT PERFORMANCE OF OUR AFFILIATES AND THEIR ABILITY TO EFFECTIVELY MARKET THEIR INVESTMENT STRATEGIES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN AMG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. REFERENCE IS HEREBY MADE TO THE "CAUTIONARY STATEMENTS" SET FORTH IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000.

                             FINANCIAL TABLES FOLLOW

A TELECONFERENCE WILL BE HELD WITH AMG'S MANAGEMENT AT 11:00 A.M. EASTERN TIME TODAY. PARTIES INTERESTED IN LISTENING TO THE TELECONFERENCE SHOULD DIAL 1-877-817-7175 (DOMESTIC CALLS) OR 1-703-871-3599 (INTERNATIONAL CALLS) STARTING AT 10:45 A.M. EASTERN TIME. THOSE WISHING TO LISTEN TO THE TELECONFERENCE SHOULD DIAL THE APPROPRIATE NUMBER AT LEAST TEN MINUTES BEFORE THE CALL BEGINS. THE TELECONFERENCE WILL BE AVAILABLE FOR REPLAY FROM APPROXIMATELY ONE HOUR AFTER THE CONCLUSION OF THE CALL UNTIL 5:00 P.M. EASTERN TIME ON WEDNESDAY, JANUARY 30, 2002. TO ACCESS THE REPLAY, PLEASE DIAL 1-888-266-2086 (DOMESTIC CALLS) OR 1-703-925-2435 (INTERNATIONAL CALLS), PASS CODE 5761473. THE LIVE CALL AND THE REPLAY (THROUGH JANUARY 30, 2002) MAY ALSO BE ACCESSED VIA THE WEB AT WWW.AMG.COM.

                                       ###

            FOR MORE INFORMATION ON AFFILIATED MANAGERS GROUP, INC.,
                   PLEASE VISIT AMG'S WEB SITE AT WWW.AMG.COM.

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Fourth Quarter and Full Year 2001
January 23, 2002
Page 4 of 8

AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)


                                          Three Months     Three Months
                                             Ended             Ended
                                            12/31/00         12/31/01
                                          ------------     ------------
Revenues                                  $   114,810      $    110,488

EBITDA (A)                                $    36,355      $     35,338

Net Income                                $    14,786      $     12,600

Cash Net Income (B)                       $    22,818      $     21,691


Average shares outstanding - diluted       22,669,670        22,886,908

Earnings per share - diluted              $      0.65      $       0.55

Cash earnings per share - diluted (C)     $      1.01      $       0.95



                                          December 31,     December 31,
                                              2000             2001
                                          ------------     ------------
Cash and cash equivalents                 $    31,612      $    73,427

Senior debt                               $   151,000      $   452,894

Stockholders' equity                      $   493,910      $   543,340



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

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Fourth Quarter and Full Year 2001
January 23, 2002
Page 5 of 8

AFFILIATED MANAGERS GROUP
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)


                                          Twelve Months    Twelve Months
                                              Ended            Ended
                                            12/31/00         12/31/01
                                          ------------     ------------
Revenues                                  $   458,708      $   408,210

EBITDA (A)                                $   142,378      $   132,143

Net Income                                $    56,656      $    49,989

Cash Net Income (B)                       $    87,676      $    84,090


Average shares outstanding - diluted       22,748,595       22,732,129

Earnings per share - diluted              $      2.49      $      2.20

Cash earnings per share - diluted (C)     $      3.85      $      3.70



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

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Fourth Quarter and Full Year 2001
January 23, 2002
Page 6 of 8

AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except as indicated)


                                          Three Months     Twelve Months
                                              Ended            Ended
                                            12/31/01         12/31/01
                                          ------------     ------------
Assets under management
  (at period end, in millions):               $ 81,006         $ 81,006

Revenues:                                     $110,488         $408,210

Owners' Allocation (D):                       $ 57,411         $206,627

EBITDA Contribution (E):                      $ 39,838         $150,146

RECONCILIATION OF EBITDA CONTRIBUTION
  TO EBITDA:
  Total EBITDA Contribution (as above)        $ 39,838         $150,146
  Less, holding company expenses                (4,500)         (18,003)
                                          ------------     ------------
  EBITDA                                      $ 35,338         $132,143
                                          ============     ============


Notes:
(A) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization.
(B) Cash Net Income represents net income plus depreciation and amortization.
(C) Cash earnings per share represents Cash Net Income divided by average shares outstanding.
(D) Owners' Allocation represents the portion of an Affiliate's revenues which is allocated to the owners of that Affiliate, including AMG, generally in proportion to their ownership interest, pursuant to the revenue sharing agreement with such Affiliate.
(E) EBITDA Contribution represents the portion of an Affiliate's revenues that is allocated to AMG after amounts retained by the Affiliate for compensation and day-to-day operating and overhead expenses, but before the interest, income taxes, depreciation and amortization expenses of the Affiliate.


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

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Fourth Quarter and Full Year 2001
January 23, 2002
Page 7 of 8

AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except share data)


                                                   Quarter Ended December 31,               Year Ended December 31,
                                                    2000                2001               2000                2001
                                              ----------------    ----------------    ---------------    ----------------
Revenues                                      $      114,810      $      110,488      $      458,708     $      408,210

Operating expenses:
  Compensation and related expenses                   41,656              36,531             174,710            134,900
  Amortization of intangible assets                    6,528               7,584              26,409             28,432
  Depreciation and other amortization                  1,504               1,507               4,611              5,669
  Selling, general and administrative                 17,827              18,178              68,216             73,779
  Other operating expenses                             2,616               3,277              10,327             11,143
                                              ----------------    ----------------    ---------------    ----------------
                                                      70,131              67,077             284,273            253,923
                                              ----------------    ----------------    ---------------    ----------------
Operating income                                      44,679              43,411             174,435            154,287
                                              ----------------    ----------------    ---------------    ----------------
Non-operating (income) and expenses:
  Investment and other income                          1,130              (1,159)             (2,264)            (5,105)
  Interest expense                                     3,679               5,246              15,750             14,728
                                              ----------------    ----------------    ---------------    ----------------
                                                       4,809               4,087              13,486              9,623
                                              ----------------    ----------------    ---------------    ----------------

Income before minority interest and taxes             39,870              39,324             160,949            144,664
Minority interest                                    (15,226)            (18,323)            (65,341)           (61,350)
                                              ----------------    ----------------    ---------------    ----------------
Income before income taxes                            24,644              21,001              95,608             83,314

Income taxes                                           9,858               8,401              38,952             33,325
                                              ----------------    ----------------    ---------------    ----------------
Net income                                    $       14,786      $       12,600      $       56,656     $       49,989
                                              ================    ================    ===============    ================

Average shares outstanding - basic                22,180,827          22,191,463          22,307,476         22,136,410
Average shares outstanding - diluted              22,669,670          22,886,908          22,748,595         22,732,129

Earnings per share - basic                    $         0.67      $         0.57      $         2.54     $         2.26
Earnings per share - diluted                  $         0.65      $         0.55      $         2.49     $         2.20



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

Affiliated Managers Group, Inc. Reports Financial and Operating Results For Fourth Quarter and Full Year 2001
January 23, 2002
Page 8 of 8

AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)


                                              December 31, December 31,
                                                  2000         2001
                                              ------------ ------------
ASSETS
Current assets:
 Cash and cash equivalents                        $ 31,612   $   73,427
 Investment advisory fees receivable                66,126       57,148
 Other current assets                               15,448        9,464
                                              ------------ ------------
    Total current assets                           113,186      140,039

Fixed assets, net                                   15,346       17,802
Equity investment in Affiliate                       1,816        1,732
Acquired client relationships, net                 199,354      319,645
Goodwill, net                                      444,116      655,311
Other assets                                        19,912       25,792
                                              ------------ ------------
    Total assets                                  $793,730   $1,160,321
                                              ============ ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable and accrued liabilities         $ 86,800   $   67,136
 Senior bank debt                                        -       25,000
                                              ------------ ------------
   Total current liabilities                        86,800       92,136

Senior bank debt                                   151,000            -
Zero-coupon convertible debt                             -      227,894
Mandatory convertible debt                               -      200,000
Deferred taxes                                      31,907       38,081
Other long-term liabilities                          3,436       23,795
                                              ------------ ------------
   Total liabilities                               273,143      581,906

Minority interest                                   26,677       35,075

Stockholders' equity:
   Common stock                                        235          235
   Additional paid-in capital                      407,057      405,087
   Accumulated other comprehensive income             (342)        (844)
   Retained earnings                               140,513      190,500
                                              ------------ ------------
                                                   547,463      594,978
   Less treasury shares                            (53,553)     (51,638)
   Total stockholders' equity                      493,910      543,340
                                              ------------ ------------
   Total liabilities and stockholders' equity     $793,730   $1,160,321
                                              ============ ============
